UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2007

INTEGRATED SURGICAL SYSTEMS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1433 N. Market Blvd., Suite 1, Sacramento, California	95834
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 285-9943

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2007, the Registrant filed an amendment (the “Amendment”) to the Registrant’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Amendment effects a 1 for 10 reverse stock split of the issued and outstanding common stock, par value $0.01 per share, of the Registrant, as of 5:00 p.m. Eastern Time on July 26, 2007. The Amendment was authorized by the stockholders of the Registrant on June 28, 2007. The full text of the Amendment is set forth in Exhibit 3.1 of this Form 8-K and is incorporated by reference into this Item 5.03 as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Integrated Surgical Systems, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Surgical Systems, Inc. (Registrant)

Dated: July 25, 2007	By:	/s/ Peter B. Mills
Peter B. Mills, Chief Executive Officer

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